UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: May 11, 2016

CINCINNATI BELL INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
221 East Fourth Street
Cincinnati, OH 45202
(Address of Principal Executive Office)
Registrant's telephone number, including area code: (513) 397-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    Entry into a Material Definitive Agreement

Amendment to Credit Facilities

On May 11, 2016, Cincinnati Bell Inc., an Ohio corporation (the “Company”), amended its Existing Credit Agreement (as defined below), originally dated as of November 20, 2012, among the Company, as borrower, certain subsidiaries of the Company, as guarantors, Bank of America N.A., as administrative agent (the “Administrative Agent”), and the financial institutions party thereto as lenders, as amended by that certain First Amendment to the Credit Agreement dated as of September 10, 2013, that certain Second Amendment to the Credit Agreement dated as of June 23, 2014, that certain Third Amendment to the Credit Agreement dated as of September 30, 2014 and that Fourth Amendment to the Credit Agreement dated as of November 5, 2014 (the “Existing Credit Agreement”), pursuant to the Fifth Amendment to the Credit Agreement dated as of May 11, 2016, among the Company, certain subsidiaries of the Company, as guarantors, the Administrative Agent and the financial institutions party thereto as lenders (the “Fifth Amendment”).

The Fifth Amendment amends the Existing Credit Agreement to, among other things, reduce the aggregate revolving commitments to $150,000,000, modify certain financial covenants and related definitions governing leverage ratios and capital expenditures and extend the maturity date in respect of the revolving commitments to January 15, 2020.

The above description is only a summary of certain provisions of the Fifth Amendment and is qualified in its entirety by reference to the provisions of the Fifth Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 2.01    Completion of Acquisition or Disposition of Assets

The information included in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

ITEM 3.02    Unregistered Sales of Equity Securities

The information included in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

ITEM 8.01    Other Events

Sale of CyrusOne Stock

On May 17, 2016, two subsidiaries of the Company (the “Selling Securityholders”) sold an aggregate amount of 3,125,000 shares of common stock, $0.01 par value per share (the “Shares”), of CyrusOne Inc., a Maryland corporation (“CyrusOne”), to certain broker-dealers in exchange for an aggregate amount of $142,544,531.25, after deducting commissions to the broker-dealers.

The sale of the Shares qualified for an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144 of the Securities Act (“Rule 144”). At no point during the three months preceding the time and date of the sale of the Shares was either Selling Securityholder an “affiliate” (as such term is defined in Rule 144(a)) of CyrusOne, and more than one year has elapsed since the date of acquisition of the Shares (or other securities that are an economic equivalent of a share of CyrusOne common stock exchanged for the Shares).

Item 9.01     Financial Statements and Exhibits

(d) Exhibits
	Exhibit No.	Description

10.1
Fifth Amendment to Credit Agreement dated as of May 11, 2016, among Cincinnati Bell Inc., an Ohio corporation, the subsidiary guarantors party thereto, the Lenders party thereto and Bank of America, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date:	May 17, 2016	By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1
Fifth Amendment to Credit Agreement dated as of May 11, 2016, among Cincinnati Bell Inc., an Ohio corporation, the subsidiary guarantors party thereto, the Lenders party thereto and Bank of America, N.A.